                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CIGNA INVESTMENT SECURITIES, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

         _______________________________________________________________________
    2)   Aggregate number of securities to which transaction applies:

         _______________________________________________________________________
    3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________________
    4)   Proposed maximum aggregate value of transaction:

         _______________________________________________________________________
    5)   Total fee paid:

         _______________________________________________________________________


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is  offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

    1)   Amount Previously Paid:

         _______________________________________________________________________
    2)   Form, Schedule or Registration Statement No.:

         _______________________________________________________________________
    3)   Filing Party:

         _______________________________________________________________________
    4)   Date Filed:

         _______________________________________________________________________

                        CIGNA INVESTMENT SECURITIES, INC.



                                                  Philadelphia, Pennsylvania
                                                              March 13, 2001

To Our Shareholders:

     The Annual Meeting of Shareholders of CIGNA Investment Securities, Inc. will be held at The Sheraton Monarch Hotel, One Monarch Place, Springfield, Massachusetts 01144 on Monday April 23, 2001 at 11:30 a.m., Eastern Time. Formal notice of the meeting appears on the next page and is followed by the proxy statement.

     We hope you will find it convenient to attend the meeting, but we urge you in any event to complete and return the enclosed proxy card in the envelope provided. It is very important that your proxy card be received as soon as possible so that the necessary quorum will be represented at the meeting. If you do attend, you may vote in person if you so desire.

     The Annual Report of CIGNA Investment Securities, Inc. for the year ended December 31, 2000 has previously been mailed to you.






                                                  Sincerely,


                                                  /s/ Richard H. Forde

                                                  Richard H. Forde
                                                  CHAIRMAN


________________________________________________________________________________

                             YOUR VOTE IS IMPORTANT

SHAREHOLDERS ARE URGED TO INDICATE THEIR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT ATTENTION IS APPRECIATED.

________________________________________________________________________________

                        CIGNA INVESTMENT SECURITIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS





To Shareholders of CIGNA Investment Securities, Inc.

     The Annual Meeting of Shareholders of CIGNA Investment Securities, Inc. (the "Fund") will be held at The Sheraton Monarch Hotel, One Monarch Place, Springfield, Massachusetts 01144 on Monday, April 23, 2001 at 11:30 a.m., Eastern Time, for the following purposes:

     (1)  To elect five  Directors  to serve  until the next  Annual  Meeting of
          Shareholders  or  until  the  election  and   qualification  of  their
          successors.

     (2)  To   ratify   the   appointment   by  the   Board  of   Directors   of
          PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 2001.

     (3) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     Holders of record of the shares of the Fund at the close of business on March 7, 2001 are entitled to vote at the meeting.





                                              /s/ Jeffrey S. Winer

                                              Jeffrey S. Winer
                                              SECRETARY





Philadelphia, Pennsylvania
March 13, 2001

                                 PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS OF
                        CIGNA INVESTMENT SECURITIES, INC.


     This proxy statement is furnished in connection with the solicitation of proxies by the Directors of CIGNA Investment Securities, Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at The Sheraton Monarch Hotel, One Monarch Place, Springfield, Massachusetts 01144 on Monday, April 23, 2001 at 11:30 a.m., Eastern Time, and at any postponement or adjournment thereof.

     Any person executing a proxy may revoke it at any time prior to its use by executing a new proxy or by registering with the Secretary of the Fund at the meeting and requesting a revocation. Executed proxies received by the Fund will be voted in accordance with the directions specified on the proxy. A majority of the outstanding shares of the Fund must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business.

     For purposes of determining the presence of a quorum for transacting business at the meeting and determining whether sufficient votes have been cast FOR the proposals, abstentions (that is, votes that are marked "withheld") and broker "non-votes" (that is, proxies from brokers or nominees indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares which are present and entitled to vote, but which have not voted on such matter. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum; however, abstentions and broker non-votes will have no effect on the outcome of the vote.

     The Board of Directors recommends a vote FOR the election of Directors and FOR the ratification of PricewaterhouseCoopers LLP as independent accountants. If no specification is made, the proxy will be voted FOR the election of Directors as listed, FOR the ratification of the appointment of PricewaterhouseCoopers LLP and at the discretion of the proxy holders, on any other matters which may properly come before the meeting or at any postponement or adjournment. The Board of Directors does not know of any actions to be considered at the meeting other than those referred to above.

     Costs of soliciting proxies will be borne by the Fund. In addition to solicitation of proxies by use of the mails, some of the officers of the Fund and persons affiliated with CIGNA Corporation ("CIGNA") and its affiliated companies may, without remuneration, solicit proxies in person or by telephone.

     At the close of business on March 7, 2001, the record date for the determination of shareholders entitled to vote at the meeting, there were 4,792,215 outstanding shares. Each share is entitled to one vote. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being mailed on or about March 13, 2001 to shareholders of record on the record date.

     The  principal  executive  offices of the Fund are  located at Two  Liberty
Place, 1601 Chestnut Street, Philadelphia, Pennsylvania 19192-2211 and the mailing address of the Fund is P.O. Box 13856, Philadelphia, Pennsylvania 19101.

     THE FUND WILL FURNISH TO A SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT. REQUESTS MAY BE MADE BY WRITING TO THE FUND, P.O. BOX 13856, PHILADELPHIA, PENNSYLVANIA 19101, ATTN: ALFRED A. BINGHAM III, OR BY CALLING 1-800-426-5523.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the meeting, five Directors are to be elected by the shareholders of the Fund. The Board of Directors has nominated and recommends the election of Messrs. Hugh R. Beath, Richard H. Forde, Russell H. Jones, Thomas C. Jones and Paul J. McDonald. Each of the nominees is currently serving on the Board of Directors. Shareholders are asked to elect Messrs. Forde, R. Jones, T. Jones and McDonald as Directors of the Fund, each to hold office until the next Annual
Meeting of Shareholders or until the election and qualification of his successor.

     Each of the Directors of the Fund also serves as a Trustee of CIGNA High Income Shares ("CHIS"). TimesSquare Capital Management, Inc. ("TimesSquare"), an indirect, wholly owned subsidiary of CIGNA, serves as investment adviser to both the Fund and CHIS. CHIS will hold an annual meeting on April 23, 2001, at which shareholders will be asked to elect Messrs. Forde, R. Jones, T. Jones and McDonald as Trustees.

     All shares represented by valid proxies will be voted in the election of Directors for the nominees unless authority to vote for a particular nominee is withheld. Proxies cannot be voted for a greater number of persons than the nominees named in the proxy statement. If any nominee should be unable to serve, an event not now anticipated, proxies will be voted for such other person as shall be designated by the Board of Directors of the Fund, or the Board of Directors may reduce the number of Directors, as authorized by the By-Laws. All of the nominees have agreed to serve if elected.

     Messrs. R. Jones and McDonald were first elected in 1995. Mr. T. Jones was first elected in 1998. Mr. Forde was appointed to the Board in 1998. Messrs. Beath, Forde, R. Jones, T. Jones and McDonald were last elected by shareholders on April 24, 2000.

     The following table sets forth the number of shares of the Fund and shares of CIGNA beneficially owned by those who served on the Board of Directors during 2000 and by the Fund's Directors and officers as a group. The information provided is as of December 31, 2000. As of December 31, 2000, neither the Directors as a group nor the Directors and officers as a group owned beneficially more than 1% of the outstanding shares of the Fund or of CIGNA.

Name                                  Fund               CIGNA
----                                  ----               -----

Hugh R. Beath........................1,000                   0
Richard H. Forde(1)....................300              26,309
Russell H. Jones.....................1,000                   0
Thomas C. Jones(1)...................1,125             127,744
Paul J. McDonald.......................550                   0
Directors and Officers As a Group....3,975             155,753

____________
(1) Includes shares of CIGNA which may be acquired within 60 days upon the exercise of outstanding stock options, as follows: Mr. Forde - 21,804; Mr. T. Jones - 101,663.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Directors and executive officers, and persons who own more than 10% of a registered class of the Fund's equity securities, to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Fund, or written representations from certain persons that no such reports were required to be filed for those persons, the Fund believes all Section 16(a) filing requirements applicable to officers, Directors and greater than 10% beneficial owners were satisfied.

     The following section sets forth as to each nominee his age, present position, his principal occupation or employment during the last five years, his principal affiliations, including any directorships he presently holds in companies that have issued publicly-held securities and any material interest in or relationship with TimesSquare and any of its affiliated persons presently and during the preceding five years. The Fund does not have a principal underwriter or administrator. Each nominee currently serves as a director of the Fund, and as a Trustee of CIGNA Funds Group, CIGNA Variable Products Group and CIGNA High Income Shares, except that Mr. Forde is not a Trustee of CIGNA Variable Products Group.

NOMINEES:

     HUGH R. BEATH, 69, Advisory Director, AdMedia Corporate Advisors, Inc. (investment banking); previously Managing Director, AdMedia Corporate Advisors, Inc.; Chairman of the Board of Directors, Beath Advisors, Inc.

     RICHARD H. FORDE*, 47, Managing Director, TimesSquare. Mr. Forde is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA.

     RUSSELL H. JONES, 56, Vice President and Treasurer, Kaman Corporation (helicopters and aircraft components, industrial distribution); Chairman of the Board and Chief Executive Officer, Cedar Hill Association (National Historic Landmark); Trustee and Senior Fellow, American Leadership Forum; previously Vice President, Kaman Corporation; Trustee, Connecticut Policy and Economic Counsel; Secretary, Bloomfield Chamber of Commerce; President, Hartford Area Business Economists; Corporator, Hartford Seminary.

     THOMAS C. JONES*, 54, President, CIGNA Retirement and Investment Services, a division of CIGNA; President and Director, TimesSquare and CIGNA Investment Group, Inc. Mr. Jones is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA; previously President, CIGNA Individual Insurance, a former division of CIGNA.

     PAUL J. MCDONALD, 57, Special Adviser to the Board of Directors, Friendly Ice Cream Corporation (family restaurants and dairy products); Chairman, Dean's Advisory Council, University of Massachusetts School of Management; Director, Springfield YMCA; Director, Western Massachusetts Electric Company; previously Senior Executive Vice President and Chief Financial Officer, Friendly Ice Cream Corporation; Trustee, Basketball Hall of Fame.

     No officer of the Fund and no Director of the Fund received any remuneration from the Fund during 2000 at the same time he was serving as a director, officer or employee of TimesSquare, CIGNA or any of its subsidiaries. The other current Directors, taken as a group, were paid or accrued Director fees for 2000 from the Fund in the aggregate amount of $19,500. Under current compensation arrangements, these Directors will be entitled to receive from the Fund an annual retainer of $5,100 plus a fee of $200 for each Board meeting attended and $200 for each Committee meeting attended. These Directors will also be entitled to receive, as compensation for their services as Trustees, an annual retainer of $2,000, a $200 Board meeting fee, and a $200 Committee meeting fee from CIGNA Variable Products Group, an annual retainer of $4,000, a $400 Board meeting fee and $400 Committee meeting fee from CIGNA Funds Group, and an annual retainer of $7,100, a $200 Board meeting fee, and a $200 Committee meeting fee from CIGNA High Income Shares. All Directors are entitled to receive reimbursements for expenses incurred in connection with each Board and Committee meeting attended. These reimbursements of expenses are allocated among the Fund, each series of CIGNA Funds Group and CIGNA Variable Products Group, and CIGNA High Income Shares so that each entity pays an amount based on its net assets as a percentage of the aggregate net assets of such entities. The following table sets forth compensation paid by the Fund and by the CIGNA fund complex to Trustees in 2000:
_______________
* Nominee is an "interested person" of the Fund and TimesSquare within the meaning of the Investment Company Act of 1940.

                                                                      TOTAL
                                                                   COMPENSATION
                                                                    FROM FUND
                                                                    AND CIGNA
                                              AGGREGATE            FUND COMPLEX
 NAME OF PERSON,                            COMPENSATION             PAID TO
POSITION WITH FUND                            FROM FUND            DIRECTORS (c)
------------------                          ------------          ------------
Hugh R. Beath, Director (a)................ $   6,500             $  25,600
Richard H. Forde, President
  Chairman and Director....................         0                     0
Russell H. Jones, Director................. $   6,500             $  25,600
Thomas C. Jones, Director..................         0                     0
Paul J. McDonald, Director (b)............. $   5,500             $  25,600
                                            ------------          ------------
                                            $  19,500             $  76,800
                                            ============          ============


________________
(a) All but $3,202 of Mr. Beath's 2000 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $260,041 as of December 31, 2000.

(b) Mr. McDonald's balance in the CIGNA funds deferred compensation plan was $156,996 as of December 31, 2000.

(c) There were three investment companies other than the Fund in the CIGNA fund complex.


     The Board of Directors held four Board meetings during 2000. Each Director attended more than 75% of the aggregate meetings of the Board and Committees on which such Director served during the year. The Board of Directors has three standing committees as follows:

AUDIT COMMITTEE

     The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such independent accountants, and reviews the Fund's internal accounting procedures and controls.

     The Fund has an Audit Committee comprised of only "Independent Trustees" (as defined in the regulations of the New York Stock Exchange ("NYSE") of the Fund, who are also not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year. The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected. In making its recommendations, the Audit Committee reviews the nature and scope of the services to be provided.

     In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with management the process for preparation and review of the audited financial statements for the last fiscal year. The Audit Committee also reviewed the non-audit services to be provided by the independent accountants of the Fund. The independent accountants, PricewaterhouseCoopers LLP, discussed with the Board the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Fund that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the independent accountants' independence. The Board also reviewed the fees charged by such independent accountants for the various services provided and reviewed the Fund's internal accounting procedures and controls.

     The Board of Trustees has adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation which is attached hereto as Appendix A. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board of Trustees has determined, in accordance with applicable regulations of the NYSE, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise. The Audit Committee members for 2000 were Messrs. Beath, R. Jones and McDonald (Chairman). All members of the Audit Committee meet the independence standards of the NYSE listing standards.

CONTRACTS COMMITTEE

     The Contracts Committee reviews the performance of the investment adviser for the Fund, and makes recommendations to the Board of Directors concerning the renewal of the investment advisory agreement. In performing its function, the Committee obtains from TimesSquare information it deems necessary to evaluate the terms of the investment advisory agreement and any changes or amendments to or replacements of the agreement. The Committee held one meeting in 2000. The current members of the Committee are Messrs. Beath, R. Jones (Chairman) and McDonald, none of whom are interested persons of the Fund.

NOMINATING COMMITTEE

     The Nominating Committee manages the development and maintenance of the Board's membership, organization and compensation and it identifies and recommends to the Board individuals to be nominated for election as Directors. No policy or procedure has been established as to the recommendation of Director nominees by shareholders. The Committee held one meeting in 2000. The current members of the Committee are Messrs. Beath (Chairman), R. Jones and McDonald, none of whom are interested persons of the Fund.

REQUIRED VOTE

     Each nominee for Director receiving the affirmative vote of a majority of the votes cast for election of Directors shall be elected. Under the Investment Company Act of

1940, a majority of the voting securities of the Fund means the lesser of (a) the vote of the holders of 67% or more of the outstanding shares of the Fund present in person or by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
(b) the vote of the holders of more than 50% of the outstanding shares of the Fund.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.




                                   PROPOSAL 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP ("PWC") has been selected by the Board of Directors of the Fund as independent accountants for the Fund for the fiscal year ending December 31, 2001. Shareholders are asked to ratify the selection of independent accountants at the meeting.

     For the fiscal year ended December 31, 2000, PWC performed both audit and non-audit services for the Fund. Audit services consisted of examinations of the Fund's financial statements and review and consultation in connection with filings with the SEC. Non-audit services included reviewing tax returns of the Fund and providing tax-planning advice.

     PWC also serves as independent accountants for CIGNA High Income Shares and for each of the series of shares of CIGNA Funds Group, and CIGNA Variable Products Group and performs services for all such entities similar to the services performed for the Fund. PWC also serves as independent accountants for CIGNA.

     Representatives   of  PWC  may  attend  the  meeting  and  be  provided  an
opportunity to make a statement and to respond to questions from shareholders.

FEES PAID TO INDEPENDENT ACCOUNTANTS

     For the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2000, included in the Fund's annual report to shareholders for that fiscal year, the Fund paid or accrued $30,000 to PWC.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the fiscal year ended December 31, 2000, the Fund, TimesSquare Capital Management, Inc., and entities controlling, controlled by or under common control with TimesSquare Capital Management, Inc. which provide services to the Fund, did not pay or accrue any fees for financial information systems design and implementation services by PWC.

     For the fiscal year ended December 31, 2000, the Fund, TimesSquare Capital Management, Inc., and entities controlling, controlled by or under common control with TimesSquare Capital Management, Inc. which provide services to the Fund, paid or accrued aggregate fees of approximately $219,300 in audit fees, and $114,350 for other services provided by PWC. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PWC.


REQUIRED VOTE

     The selection of PricewaterhouseCoopers LLP as independent accountants of the Fund will be ratified upon the affirmative vote of a majority of the votes cast by the shareholders of the Fund.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.


                             MANAGEMENT OF THE FUND

     Information concerning the names, positions held with the Fund, principal occupation or employment during the last five years, and current affiliations of the executive officers of the Fund, other than for Mr. Forde, Chairman of the Board and President of the Fund, is set out below. Information concerning Mr. Forde is set out in Proposal 1 under the caption "Nominees". The executive officers are elected annually by the Board of Trustees. As of December 31, 2000, executive officers of the Fund owned beneficially less than 1% of the shares of the Fund and of CIGNA.

     ALFRED A. BINGHAM III, 56, Vice President and Treasurer, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; Assistant Vice President, TimesSquare.

     JEFFREY S. WINER, 43, Senior Counsel, CIGNA; Vice President and Secretary, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; previously Counsel, CIGNA.

                                 OTHER BUSINESS

LARGEST SECURITY HOLDER

     Listed below is the only shareholder that the Fund knows beneficially owned more than five percent of the Fund's shares as of December 31, 2000. We prepared this information from the Schedule 13G filed by the owner listed below:


                                                                     AMOUNT AND NATURE OF
NAME AND ADDRESS                                                     BENEFICIAL OWNERSHIP                      PERCENT OF CLASS
OF BENEFICIAL OWNER                                                  AS OF 12/31/2000                          AS OF 12/31/2000
-------------------                                                  ----------------                          ----------------
First Union Corporation                                              331,225 shares                            6.91%
One First Union Center
Charlotte, North Carolina 28288-0137

     First Union Corporation reported on Schedule 13G that it held these shares for the account of discretionary clients. It reported to the Securities and Exchange Commission that it acquired these shares in the ordinary course of business with no intention of influencing control of the Fund.

SHAREHOLDER PROPOSALS FOR 2002

     Shareholders may propose matters for inclusion in the proxy statement and action at next year's annual meeting, subject to certain conditions. Any such shareholder proposals intended to be presented at the 2002 annual meeting must be received by management of the Fund prior to November 13, 2001. Shareholder proposals not included in the proxy materials may be presented from the floor at the annual meeting only if the shareholder notifies the Fund as to the proposal's nature and certain additional information by January 27, 2002.

     The management of the Fund does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting under the proxies.




                                                   /s/ Jeffrey S. Winer

                                                   Jeffrey S. Winer
                                                   SECRETARY
Philadelphia, Pennsylvania
March 13, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

1. The Audit Committee shall be composed entirely of Trustees/Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. In addition, so long as the Fund's shares are listed on the New York Stock Exchange (the NYSE"), the composition of the Audit Committee shall meet such other requirements as shall be imposed from time to time by the NYSE.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of one or more service providers;

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent accountants and the full Board of Trustees/Directors (the "Board").

3. The function of the Audit Committee is to assure itself and the Board of the integrity of financial information and controls maintained in accordance with contracts, prospectuses and regulations. Management's responsibility is to maintain appropriate systems for accounting and internal control. The independent accountant's responsibility is to plan and carry out a proper audit. The independent accountant's ultimate accountability is to the Audit Committee and to the Board, which has the ultimate authority and responsibility regarding the evaluation, appointment and, when appropriate, the termination of the Fund's independent accountants.

4.   The Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of accountants and, in connection therewith, to otherwise evaluate the independence of the accountants, including whether the accountants provide any consulting services to the manager and to request an annual representation from the accountant of its independence from management;

     (b) to meet with the Fund's independent accountants, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the accountants, or other results of said audit(s); (iii) to consider the accountants' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and
          (iv) to review the form of opinion the accountants propose to render to the Board and shareholders;

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the accountants;

     (d) to review the fees charged by the accountants for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in fund operations;

     (f) to review any non-audit services to the Fund by its independent accountants;

     (g) to review the working relationship between the Fund's management and the independent accountants;

     (h) to review and discuss the Fund's audited financial statements with the Fund's management;

     (i) to report its activities to the Board on a regular basis, based on the Committee's review and discussions with management and with the independent accountants to make a recommendation to the Board as to whether the Fund's audited financial statements should be included in the Fund's annual report to shareholders and to make such other recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

     (j) to prepare any audit committee report required to be included in a Fund proxy statement.

5. The Committee shall meet at least annually and is empowered to hold special meetings as circumstances require.

6. The Committee shall regularly meet with the Fund's Treasurer and internal accountants for the management company and shall have the right of access to the Fund's Treasurer, other officers and independent accountants.

7. The Committee shall require the independent accountants to provide the Committee with an annual report regarding the independent accountants' independence, which report shall include, but not be limited to, a formal written statement setting forth all relationships between the independent accountants and (a) the Fund or any of its officers or directors or (b) the Fund's investment adviser(s). The Committee shall discuss such reports with the independent accountants, and if necessary in the judgment of the Committee, the Committee shall recommend that the Board take appropriate action to ensure the independence of the independent accountants or replace the independent accountants.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the Fund's expense.

9. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE]                            INACM-PS-3/01
 CIGNA /R/

                       CIGNA INVESTMENTS SECURITIES, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard H. Forde and Jeffrey S. Winer and either one of them, proxies of the undersigned, with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of CIGNA Investment Securities, Inc. (the "Fund"), on Monday, April 23, 2001 at 11:30 a.m., Eastern Time, at the Sheraton Springfield Hotel, One Monarch Place, Springfield, Massachusetts, and at any adjournment thereof, in the manner directed herein on the matters described in the notice and accompanying proxy statement for the meeting. The Directors recommend that you vote "FOR" each of the proposals. As to any other matter, the proxies shall vote in accordance with their best judgment.

|------------------------------------------------------------------------------|
|  PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED  |
|  ENVELOPE.                                                                   |
|------------------------------------------------------------------------------|

|------------------------------------------------------------------------------|
|Please sign this proxy exactly as your name appears on the books of the| |Fund. Joint owners should each sign personally. Trustees and other| |fiduciaries should indicate the capacity in which they sign. If a| |corporation or partnership, this signature should be that of an authorized|
|officer who should state his or her title.                                    |
|------------------------------------------------------------------------------|

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

 __
/X/  PLEASE MARK VOTES
--   AS IN THIS EXAMPLE                                                                                                    For All
         ____________________________________                  1.   Election of Directors                For All    With-   Nominees
                                                                                                         Nominees   hold     Except
          CIGNA INVESTMENT SECURITIES, INC.                            (01) Mr. Beath  (03) Mr. R. Jones     __       __        __
         ____________________________________                          (02) Mr. Forde  (04) Mr. T. Jones    |__|     |__|      |__|
                                                                                       (05) Mr. McDonald
This proxy will be voted as specified.  If no specification
is made, the proxy will be voted in favor of the proposals
shown on this proxy card.                                           If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the name(s) of the nominee(s).  Your shares will be voted for the remaining nominee(s).

                                                                                                         For     Against   Abstain
                                                               2.   Ratification of the selection of      __       __         __
                                                                    PricewaterhouseCoopers LLP as        |__|     |__|       |__|
                                                                    independent accountants for the
                                                                    Fund for fiscal year 2001.


                                                               3.   In their discretion upon such other matters as may properly come before the meeting.




                                                   |---------------------------|                                                 __
    Please be sure to sign and date this Proxy.    |Date                       |      Mark box at right if an address change or |__|
|--------------------------------------------------|---------------------------|      comment noted on the reverse of this card.
|                                                                              |
|                                                                              |
|---Shareholder sign here------------------------Co-owner sign here------------|

